UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 25, 2025

Innventure, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-42303	93-4440048
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6900 Tavistock Lakes Blvd, Suite 400
Orlando, Florida 32827
(Address of Principal Executive Offices, and Zip Code)

(321) 209-6787
Registrant’s Telephone Number, Including Area Code

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INV	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Securities Purchase Agreement and Convertible Debentures

On March 25, 2025 (the “Agreement Date”), Innventure, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Purchase Agreement”) with YA II PN, Ltd. (“Yorkville”), in connection with the issuance and sale by the Company of convertible debentures (the “Convertible Debentures”) issuable in an aggregate principal amount of up to $30,000,000 (the “Subscription Amount”), which Convertible Debentures will be convertible into shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”) (as converted, the “Conversion Shares”). Pursuant to the Purchase Agreement, Yorkville will purchase, and the Company will issue, $20,000,000 in aggregate principal amount of Convertible Debentures on the first business day after certain closing conditions are satisfied (the “First Closing Date”), including the timely filing of its Annual Report on Form 10-K for the year ended December 31, 2024 (the “First Closing”). Yorkville will purchase and the Company will issue an additional $10,000,000 in aggregate principal amount of Convertible Debentures after both (i) the registration statement is filed with the Securities and Exchange Commission (the “SEC”) registering the resale of the Conversion Shares is declared effective by the SEC and (ii) the Company has received stockholder approval either through affirmative votes in the Company’s annual meeting or irrevocable proxies to do the same by a majority of the voting power of the Company (“Stockholder Approval”) of the issuance of Conversion Shares and shares issuable pursuant to the Company’s Standby Equity Purchase Agreement, dated October 24, 2023, with Yorkville in excess of the Exchange Cap (as defined below) (the “Second Closing”). If the First Closing does not occur by April 17, 2025, the parties may terminate their obligations under the Purchase Agreement.

The Convertible Debentures will not bear interest unless an event of default occurs and remains uncured, upon which the Convertible Debentures will bear interest at an annual rate of 18.0%. The Convertible Debentures will mature on the date that is 15 months from the First Closing Date (the “Maturity Date”) and, upon completion of the Second Closing, will result in gross proceeds to the Company of approximately $27,000,000. The Convertible Debentures will be issued at an original issue discount of 10%. The Company will be required to make monthly cash payments of principal in amounts between $1,000,000 and $3,000,000 (as per the schedule set forth in the Convertible Debentures) plus a payment premium of 5% and all accrued and unpaid interest as of the date of such installment. Such payments will commence 30 days following the First Closing and will continue on a monthly basis thereafter until the Convertible Debentures are repaid in full.

The Convertible Debentures are convertible at the option of the holder into Common Stock equal to the applicable Conversion Amount (as defined below) divided by the Conversion Price (as defined below). The conversion price for the Convertible Debentures will initially be $10.00, and will be adjusted on the six-month anniversary of the First Closing Date (the “First Reset Date”) and the nine-month anniversary of the First Closing Date (the “Second Reset Date” and collectively with the First Reset Date, a “Reset Date”)) to equal the lower of the then applicable conversion price or the average volume weighted average price of the Common Stock for the 10 trading days immediately prior to the applicable Reset Date. Any portion of the Convertible Debentures may be converted at any time and from time to time, subject to the Exchange Cap (as defined below). The Conversion Amount with respect to any requested conversion will equal the principal amount requested to be converted plus all accrued and unpaid interest on the Convertible Debentures as of such conversion, with fractional shares rounded up (the “Conversion Amount”). In addition, no conversion will be permitted to the extent that, after giving effect to such conversion, the holder together with the certain related parties would beneficially own in excess of 4.99% of the Common Stock outstanding immediately after giving effect to such conversion, subject to certain adjustments.

The Company shall not issue any Common Stock upon conversion of the Convertible Debentures held by Yorkville if the issuance of such Common Stock underlying the Convertible Debentures would exceed the aggregate number of Common Stock that the Company may issue upon conversion of the Convertible Debentures in compliance with the Company’s obligations under the rules or regulations of Nasdaq Stock Market (the “Exchange Cap”). The Exchange Cap will not apply under certain circumstances, including if the Company obtains the approval of its stockholders as required by the applicable rules of the Nasdaq Stock Market for issuances of Common Stock in excess of such amount, including the Stockholder Approval, or if the Company obtains a written opinion from outside counsel to the Company that such stockholder approval is not required.

The Convertible Debentures provide the Company, subject to certain conditions, with an optional redemption right pursuant to which the Company, upon 10 trading days’ prior written notice to Yorkville (the “Redemption Notice”), may redeem in cash, in whole or in part, all amounts outstanding under the Convertible Debentures prior to the Maturity Date. The redemption amount shall be equal to the outstanding principal balance being redeemed by the Company, plus the redemption premium of 5% of the principal amount being redeemed if completed on or before the twelve-month anniversary of the issuance date, or 10% of the principal amount being redeemed if completed after the twelve-month anniversary of the issuance date, plus all accrued and unpaid interest as of the date of such redemption.

Pursuant to the terms of the Purchase Agreement, prior to the Company loaning, investing, transferring or downstreaming any cash proceeds, or assets or property acquired with cash proceeds from the issuance and sale of the Convertible Debentures to Innventure LLC (“Innventure LLC”), a wholly-owned subsidiary of the Company, Innventure LLC shall be obligated to enter into a global guaranty agreement (the “Guaranty”) in favor of Yorkville with respect to the Company’s obligations under the Purchase Agreement and the Convertible Debentures.

The foregoing descriptions of the Purchase Agreement, the Guaranty, and the Convertible Debentures do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, which are filed herewith as Exhibits 10.1, 10.2 and 4.1, respectively, and are incorporated herein by reference.

Registration Rights Agreement

In connection with the Purchase Agreement, on the First Closing Date, the Company will enter into a registration rights agreement (the “Registration Rights Agreement”) with Yorkville pursuant to which Yorkville will be entitled to certain registration rights under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Registration Rights Agreement, the Company will be required to, on the 15th calendar day following the date the Company files its Annual Report on Form 10-K for the year ended December 31, 2024, file with the SEC (at its sole cost and expense) a registration statement (the “Registration Statement”) registering the resale by Yorkville of all Conversion Shares. Under the Registration Rights Agreement, Yorkville will also be granted demand registration rights and piggyback registration rights under certain conditions as described in the Registration Rights Agreement.

The Company will agree to use its best reasonable efforts to ensure that the Registration Statement is declared effective by the earlier of the date that is 60 calendar days following the filing of filing such Registration Statement or the fifth business day after the date the Company is notified by the SEC that the Registration Statement will not be reviewed or will not be subject to further review. The Company will also agree that, with respect to any additional registration statements filed pursuant to the Registration Rights Agreement, it will use its reasonable best efforts to ensure that such registration statement is declared effective by the earlier of the date that is 75 calendar days following the date on which the Company was required to file such registration statement and the fifth business day after the date the Company is notified by the SEC that such registration statement will not be reviewed or will not be subject to further review.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such document, which is filed herewith as Exhibit 10.3 and is incorporated herein by reference.

WTI Warrants

The Company also agreed to issue two warrants to purchase up to an aggregate total of 300,000 shares of Common Stock (the “WTI Warrants”) to WTI Fund X, LLC and WTI Fund XI, LLC (the “WTI Holders”), respectively, as consideration for WTI Fund X, Inc., WTI Fund XI, Inc., WTI Fund X, LLC and WTI Fund XI, LLC (collectively, the “WTI Entities”) entering into a consent with the Company and Innventure LLC, dated March 21, 2025, pursuant to which, among other things, the WTI Entities consented to (i) the Company entering into the Purchase Agreement and the transactions contemplated thereby and (ii) to the Company’s issuance of its Series C Preferred Stock, par value $0.0001 per share, and the payoffs of certain related party loans (each as described in the Company’s Current Report on Form 8-K filed with the SEC on March 25, 2025). Each WTI Warrant will be exercisable into one share of Common Stock at a price of $0.01 per share (subject to certain limitations, adjustment and certain other rights to possible future financings in accordance with terms of the WTI Warrants) through March 31, 2035. The WTI Warrants include customary registration rights and change-of-control adjustments. The WTI Holders will also have the option to purchase up to $1.5 million (in the aggregate) or such amount as is necessary for each of the WTI Holders to maintain its pro rata ownership in certain future financings conducted by the Company, subject to customary exclusions.

The foregoing description of the WTI Warrants are qualified in their entirety by the terms and conditions of each of the WTI Warrants, the forms of which are filed herewith as Exhibits 4.2 and 4.3, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information contained in Item 1.01 is incorporated herein by reference. The issuance of the WTI Warrants, the Convertible Debentures and the Conversion Shares will be exempt from registration pursuant to Section 4(a)(2) of the Securities Act. Yorkville represented to the Company that it is an “accredited investor” as defined in Rule 501 of the Securities Act and that each of the Convertible Debentures and the Conversion Shares will be acquired for investment purposes and not with a view to, or for sale in connection with, any distribution thereof. The Company has also agreed to register the sale of the shares of Common Stock underlying the WTI Warrants under the Securities Act.

Item 9.01	Exhibits and Financial Statements

(d) Exhibits.

Exhibit No.	Description of Exhibit

4.1^	Form of Convertible Debenture.
4.2^	Form of Warrant to Acquire Securities of Innventure, Inc., to be issued to WTI Fund X, LLC.
4.3^	Form of Warrant to Acquire Securities of Innventure, Inc., to be issued to WTI Fund XI, LLC.
10.1^	Securities Purchase Agreement, by and between Innventure, Inc. and YA II PN, Ltd., dated March 25, 2025.
10.2	Form of Global Guaranty Agreement, by Innventure, LLC.
10.3	Form of Registration Rights Agreement.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

^	Certain schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. Innventure, Inc. agrees to furnish a copy of any omitted schedule to the SEC upon request.

Disclaimers and Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements. The forward-looking statements are based on the current expectations of the Company’s management and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of this Form 8-K. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond the control of the parties) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.  The risks and uncertainties include, but are not limited to, those factors discussed and identified in other public filings made with the SEC by the Company, including the Company’s most recent Quarterly Report on Form 10-Q, which is available on the Company’s Investor Relations website at www.ir.innventure.com and on the Securities and Exchange Commission website at www.sec.gov. All forward-looking statements reflect the Company’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update forward-looking statements to reflect future events or circumstances. Capitalized terms shall have the meanings ascribed to such terms in the Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNVENTURE, INC.

Date: March 26, 2025	By:	/s/ David Yablunosky
	Name:	David Yablunosky
	Title:	Chief Financial Officer